SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2004

XTO ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10662	75-2347769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Houston Street, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code	)

(817) 885-2800

(Registrant’s telephone number, including area code)

Item 5.	Other Events.

On May 20, 2004, the Company filed with the Securities and Exchange Commission a Prospectus Supplement, dated May 19, 2004, to the Prospectus, dated July 7, 2003, pursuant to Registration Statement Nos. 333-106346 and 333-115586. The Exhibits filed herewith are filed as part of such Registration Statement.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of Registration Statement Nos. 333-106346 and 333-115586:

Exhibit Number	Description

1.1	Underwriting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: May 20, 2004	By:	/s/ Bennie G. Kniffen

Bennie G. Kniffen
Senior Vice President and Controller

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